UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 1
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2008
BMP SUNSTONE CORPORATION
(Exact name of registrant specified in its charter)

Delaware	001-32980	20-0434726

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

600 W. Germantown Pike, Suite 400,
Plymouth Meeting, Pennsylvania	19462

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone, including area code: (610) 940-1675
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on December 29, 2008 by BMP Sunstone Corporation (“the Company”) to include, as an exhibit to the Initial 8-K, the Equity Transfer Agreement between Sunstone (Tangshan) Pharmaceutical Co., Ltd., a wholly owned subsidiary of the Company, and Beijing Penn Pharmaceutical Sci-Tech Development Co., Ltd., relating to the purchase by Sunstone (Tangshan) Pharmaceutical Co., Ltd. of 50% of the outstanding equity interests of Zhangjiakou Shengda Pharmaceutical Co., Ltd.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Equity Transfer Agreement, dated December 19, 2008, between Sunstone (Tangshan) Pharmaceutical Co., Ltd. and Beijing Penn Pharmaceutical Sci-Tech Development Co., Ltd.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMP SUNSTONE CORPORATION
Date: February 10, 2009	By:	/s/ Fred M. Powell
		Name:	Fred M. Powell
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Equity Transfer Agreement, dated December 19, 2008, between Sunstone (Tangshan) Pharmaceutical Co., Ltd. and Beijing Penn Pharmaceutical Sci-Tech Development Co., Ltd.